EXHIBIT 99.3

              CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB of ITS Networks Inc. (the "Company") for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated:  January  30,  2004


                                    /s/  Gustavo  Gomez
                                         ---------------------------------------
                                         Gustavo  Gomez
                                         Chief  Executive  Officer,
                                         President  and  Treasurer

                                    /s/  Herman  de  Haas
                                         ---------------------------------------
                                         Hermand  de  Haas
                                         Executive  Vice  President,  Chief
                                         Operating Officer  and
                                         Principal  Accounting  and  Financial
                                         Officer